Exhibit (m)(iii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K


                               MTB GROUP OF FUNDS
                               NON-CLASS B SHARES
                                RULE 12B-1 PLAN

       This Plan ("Plan") is adopted as of this 16th day of June, 2003, by the Board of Trustees of MTB GROUP OF FUNDS (the "Trust"), a Delaware business trust, with respect to certain classes of shares ("Classes") of the portfolios of the Trust (the "Funds") set forth in exhibits hereto.

       1. This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares").

       2. This Plan is designed to finance activities of Edgewood Services, Inc. ("ESI") principally intended to result in the sale of Shares to include:
(a) payment of compensation, including incentive compensation to broker/dealers and other financial institutions ("Institutions") to obtain various distribution related and/or recordkeeping and administrative services for shareholders of the Funds; (b) paying for the costs incurred in conjunction with advertising and marketing of Shares to include expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, or Institutions; and (c) other costs incurred in the implementation and operation of the Plan. In compensation for services provided pursuant to this Plan, ESI will be paid a fee in respect of the following Classes set forth on the applicable exhibit.

       3. Any payment to ESI in accordance with this Plan will be made pursuant to the "Distributor's Contract" entered into by the Trust and ESI.

       4. ESI has the right (i) to select, in its sole discretion, the Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Rule 12b-1 Agreement.

       5. Quarterly in each year that this Plan remains in effect, ESI shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and any related agreement and the purpose for which such expenditures were made.

       6. This Plan shall become effective with respect to each Class (i) after approval by majority votes of: (a) the Trust's Board of Trustees; and (b) the members of the Board of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Trust's Plan or in any related documents to the Plan ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on the Plan; and
(ii) upon execution of an exhibit adopting this Plan with respect to such Class.

       7. This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.

         8. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.

       9. This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

       10. This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by ESI on 60 days' notice to the Trust.

       11. While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

       12. All related agreements with any person relating to the implementation of this Plan shall be in writing and subject to initial approval pursuant to the provisions of Paragraph 6 herein, annual approval pursuant to the provisions of Paragraph 7 herein and termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

       13. The execution and delivery of this Plan have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Plan are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Charter Documents.

       14. This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                                        MTB GROUP OF FUNDS

                                        By:  /s/ Beth S. Broderick
                                        Name:  Beth S. Broderick
                                        Title:  Vice President
                                        Date:

Superseded by Amendment #1, dated 3/3/05
                                   EXHIBIT A
                                     to the
                                Rule 12b-1 Plan

                               MTB GROUP OF FUNDS

---------------------------------------------------------------------------
|                      FUNDS                      |         CLASS         |
---------------------------------------------------------------------------
|MTB Balanced Fund                                |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Equity Income Fund                           |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Equity Index Fund                            |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Income Fund                                  |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Intermediate-Term Bond Fund                  |    Class A Shares     |
---------------------------------------------------------------------------
|MTB International Equity Fund                    |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Large Cap Growth Fund                        |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Large Cap Growth Fund II                     |  Undesignated Shares  |
---------------------------------------------------------------------------
|MTB Large Cap Stock Fund                         |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Large Cap Value Fund                         |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Large Cap Value Fund II                      |  Undesignated Shares  |
---------------------------------------------------------------------------
|MTB Managed Allocation Fund - Aggressive Growth  |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth|    Class A Shares     |
---------------------------------------------------------------------------
|MTB Managed Allocation Fund - Moderate Growth    |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Managed Allocation Fund - Moderate Growth II |  Undesignated Shares  |
---------------------------------------------------------------------------
|MTB Maryland Municipal Bond Fund                 |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Mid Cap Growth Fund                          |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Mid Cap Stock Fund                           |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Money Market Fund                            |    Class S Shares     |
---------------------------------------------------------------------------
|MTB Money Market Fund                            | Institutional Shares  |
---------------------------------------------------------------------------
|MTB Money Market Fund                            |Institutional II Shares|
---------------------------------------------------------------------------
|MTB Multi Cap Growth Fund                        |    Class A Shares     |
---------------------------------------------------------------------------
|MTB New York Municipal Bond Fund                 |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Pennsylvania Municipal Bond Fund             |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Pennsylvania Tax-Free Money Market Fund      |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Pennsylvania Tax-Free Money Market Fund      |Institutional II Shares|
---------------------------------------------------------------------------
|MTB Prime Money Market Fund                      | Institutional Shares  |
---------------------------------------------------------------------------
|MTB Short Duration Government Bond Fund          |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Short-Term Corporate Bond Fund               |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Small Cap Growth Fund                        |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Small Cap Stock Fund                         |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Tax-Free Money Market Fund                   |    Class A Shares     |
---------------------------------------------------------------------------
|MTB Tax-Free Money Market Fund                   |Institutional II Shares|
---------------------------------------------------------------------------
|MTB U.S. Government Bond Fund                    |    Class A Shares     |
---------------------------------------------------------------------------
|MTB U.S. Government Money Market Fund            |    Class A Shares     |
---------------------------------------------------------------------------
|MTB U.S. Government Money Market Fund            |Institutional II Shares|
---------------------------------------------------------------------------
|MTB U.S. Treasury Money Market Fund              |    Class S Shares     |
---------------------------------------------------------------------------
|MTB U.S. Treasury Money Market Fund              |Institutional II Shares|
---------------------------------------------------------------------------

       This Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above.

       This Rule 12b-1 Plan DOES NOT APPLY to the Class A Shares of MTB Money Market Fund, MTB New York Tax-Free Money Market Fund or MTB U.S. Treasury Money Market Fund.

       In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

       Witness the due execution hereof this 15th day of August, 2003.


                                        MTB GROUP OF FUNDS


                                        By:  /s/ Beth S. Broderick
                                        Name:  Beth S. Broderick
                                        Title:  Vice President

Superseded by Amendment #2, dated 1/11/06
                           Amendment #1 to EXHIBIT A
                                     to the
                                Rule 12b-1 Plan

                               MTB GROUP OF FUNDS

------------------------------------------------------------------------------
|                       FUNDS                        |         CLASS         |
------------------------------------------------------------------------------
|MTB Balanced Fund                                   |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Equity Income Fund                              |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Equity Index Fund                               |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Income Fund                                     |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Intermediate-Term Bond Fund                     |    Class A Shares     |
------------------------------------------------------------------------------
|MTB International Equity Fund                       |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Growth Fund                           |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Growth Fund II                        |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Large Cap Stock Fund                            |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Value Fund                            |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Value Fund II                         |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Aggressive Growth     |    Class A Shares     |
------------------------------------------------------------------------------
|MTB MANAGED ALLOCATION FUND - AGGRESSIVE GROWTH II  |  UNDESIGNATED SHARES  |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth   |    Class A Shares     |
------------------------------------------------------------------------------
|MTB MANAGED ALLOCATION FUND - CONSERVATIVE GROWTH II|  UNDESIGNATED SHARES  |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Moderate Growth       |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Moderate Growth II    |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Maryland Municipal Bond Fund                    |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Mid Cap Growth Fund                             |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Mid Cap Stock Fund                              |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Money Market Fund                               |    Class S Shares     |
------------------------------------------------------------------------------
|MTB Money Market Fund                               |Institutional II Shares|
------------------------------------------------------------------------------
|MTB Money Market Fund                               | Institutional Shares  |
------------------------------------------------------------------------------
|MTB Multi Cap Growth Fund                           |    Class A Shares     |
------------------------------------------------------------------------------
|MTB New York Municipal Bond Fund                    |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Pennsylvania Municipal Bond Fund                |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Pennsylvania Tax-Free Money Market Fund         |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Pennsylvania Tax-Free Money Market Fund         |Institutional II Shares|
------------------------------------------------------------------------------
|MTB Prime Money Market Fund                         | Institutional Shares  |
------------------------------------------------------------------------------
|MTB Short Duration Government Bond Fund             |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Short-Term Corporate Bond Fund                  |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Small Cap Growth Fund                           |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Small Cap Stock Fund                            |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Tax-Free Money Market Fund                      |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Tax-Free Money Market Fund                      |Institutional II Shares|
------------------------------------------------------------------------------
|MTB U.S. Government Bond Fund                       |    Class A Shares     |
------------------------------------------------------------------------------
|MTB U.S. Government Money Market Fund               |    Class A Shares     |
------------------------------------------------------------------------------
|MTB U.S. Government Money Market Fund               |Institutional II Shares|
------------------------------------------------------------------------------
|MTB U.S. Treasury Money Market Fund                 |    Class S Shares     |
------------------------------------------------------------------------------
|MTB U.S. Treasury Money Market Fund                 |Institutional II Shares|
------------------------------------------------------------------------------

       This Amendment #1 to the Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above, to become effective on April 29, 2005.

       This Rule 12b-1 Plan DOES NOT APPLY to the Class A Shares of MTB Money Market Fund, MTB New York Tax-Free Money Market Fund or MTB U.S. Treasury Money Market Fund.

       In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

       Witness the due execution hereof this 3rd day of March, 2005.


                                        MTB GROUP OF FUNDS


                                        By:
                                        Name:  Beth S. Broderick
                                        Title:  Vice President

Superseded by Restatement and Amendment. #3 to Exhibit A, dated 7/1/06

                           Amendment #2 to EXHIBIT A
                                     to the
                               Non-Class B Shares
                                Rule 12b-1 Plan

                               MTB GROUP OF FUNDS

------------------------------------------------------------------------------
|                       FUNDS                        |         CLASS         |
------------------------------------------------------------------------------
|MTB Balanced Fund                                   |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Equity Income Fund                              |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Equity Index Fund                               |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Income Fund                                     |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Intermediate-Term Bond Fund                     |    Class A Shares     |
------------------------------------------------------------------------------
|MTB International Equity Fund                       |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Growth Fund                           |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Growth Fund II                        |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Large Cap Stock Fund                            |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Value Fund                            |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Large Cap Value Fund II                         |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Aggressive Growth     |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Aggressive Growth II  |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth   |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Conservative Growth II|  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Moderate Growth       |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Managed Allocation Fund - Moderate Growth II    |  Undesignated Shares  |
------------------------------------------------------------------------------
|MTB Maryland Municipal Bond Fund                    |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Mid Cap Growth Fund                             |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Mid Cap Stock Fund                              |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Money Market Fund                               |    Class S Shares     |
------------------------------------------------------------------------------
|MTB Money Market Fund                               |Institutional II Shares|
------------------------------------------------------------------------------
|MTB Money Market Fund                               | Institutional Shares  |
------------------------------------------------------------------------------
|MTB Multi Cap Growth Fund                           |    Class A Shares     |
------------------------------------------------------------------------------
|MTB New York Municipal Bond Fund                    |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Pennsylvania Municipal Bond Fund                |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Pennsylvania Tax-Free Money Market Fund         |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Pennsylvania Tax-Free Money Market Fund         |Institutional II Shares|
------------------------------------------------------------------------------
|MTB Prime Money Market Fund                         | Institutional Shares  |
------------------------------------------------------------------------------
|MTB Short Duration Government Bond Fund             |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Short-Term Corporate Bond Fund                  |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Small Cap Growth Fund                           |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Small Cap Stock Fund                            |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Tax-Free Money Market Fund                      |    Class A Shares     |
------------------------------------------------------------------------------
|MTB Tax-Free Money Market Fund                      |Institutional II Shares|
------------------------------------------------------------------------------
|MTB U.S. Government Bond Fund                       |    Class A Shares     |
------------------------------------------------------------------------------
|MTB U.S. Government Money Market Fund               |    Class A Shares     |
------------------------------------------------------------------------------
|MTB U.S. Government Money Market Fund               |Institutional II Shares|
------------------------------------------------------------------------------
|MTB U.S. Treasury Money Market Fund                 |    Class S Shares     |
------------------------------------------------------------------------------
|MTB U.S. Treasury Money Market Fund                 |Institutional II Shares|
------------------------------------------------------------------------------
|MTB VIRGINIA MUNICIPAL BOND FUND                    |    CLASS A SHARES     |
------------------------------------------------------------------------------

       This Amendment #2 to the Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above, to become effective on January 11, 2006.

       This Rule 12b-1 Plan DOES NOT APPLY to the Class A Shares of MTB Money Market Fund, MTB New York Tax-Free Money Market Fund or MTB U.S. Treasury Money Market Fund.

       In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

       Witness the due execution hereof this 11th day of January, 2006.


                                        MTB GROUP OF FUNDS


                                        By:  /s/ Judith J. Mackin
                                        Name:  Judith J. Mackin
                                        Title:  Vice President

                   Restatement and Amendment #3 to EXHIBIT A
                                     to the
                               Non-Class B Shares
                                Rule 12b-1 Plan

                               MTB GROUP OF FUNDS

                       FUNDS                                      CLASS
MTB Balanced Fund                                            Class A Shares
MTB Equity Income Fund                                       Class A Shares
MTB Equity Index Fund                                        Class A Shares
MTB Income Fund                                              Class A Shares
MTB Intermediate-Term Bond Fund                              Class A Shares
MTB International Equity Fund                                Class A Shares
MTB Large Cap Growth Fund                                    Class A Shares
MTB Large Cap Growth Fund II                               Undesignated Shares
MTB Large Cap Stock Fund                                     Class A Shares
MTB Large Cap Value Fund                                     Class A Shares
MTB Large Cap Value Fund II                                Undesignated Shares
MTB Managed Allocation Fund - Aggressive Growth              Class A Shares
MTB Managed Allocation Fund - Aggressive Growth II         Undesignated Shares
MTB Managed Allocation Fund - Conservative Growth            Class A Shares
MTB Managed Allocation Fund - Conservative Growth II       Undesignated Shares
MTB Managed Allocation Fund - Moderate Growth                Class A Shares
MTB Managed Allocation Fund - Moderate Growth II           Undesignated Shares
MTB Maryland Municipal Bond Fund                             Class A Shares
MTB Mid Cap Growth Fund                                      Class A Shares
MTB Mid Cap Stock Fund                                       Class A Shares
MTB Money Market Fund                                        CLASS A2 SHARES
                                                 (formerly Institutional Shares)
MTB Money Market Fund                                        Class S Shares
MTB Money Market Fund                                    Institutional II Shares
MTB Multi Cap Growth Fund                                    Class A Shares
MTB New York Municipal Bond Fund                             Class A Shares
MTB Pennsylvania Municipal Bond Fund                         Class A Shares
MTB Pennsylvania Tax-Free Money Market Fund                  Class A Shares
MTB Pennsylvania Tax-Free Money Market Fund              Institutional II Shares
MTB Prime Money Market Fund                               Institutional Shares
MTB Short Duration Government Bond Fund                      Class A Shares
MTB Short-Term Corporate Bond Fund                           Class A Shares
MTB Small Cap Growth Fund                                    Class A Shares
MTB Small Cap Stock Fund                                     Class A Shares
MTB Tax-Free Money Market Fund                               Class A Shares
MTB Tax-Free Money Market Fund                           Institutional II Shares
MTB U.S. Government Bond Fund                                Class A Shares
MTB U.S. Government Money Market Fund                        Class A Shares
MTB U.S. Government Money Market Fund                    Institutional II Shares
MTB U.S. Treasury Money Market Fund                          Class S Shares
MTB U.S. Treasury Money Market Fund                      Institutional II Shares
MTB Virginia Municipal Bond Fund                             Class A Shares

       This Amendment #2 to the Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above, to become effective on January 11, 2006.

       This Rule 12b-1 Plan DOES NOT APPLY to the Class A Shares of MTB Money Market Fund, MTB New York Tax-Free Money Market Fund or MTB U.S. Treasury Money Market Fund.

       In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

       Witness the due execution hereof this 1st day of July, 2006.


                                        MTB GROUP OF FUNDS


                                        By:
                                        Name:  Judith J. Mackin
                                        Title:  Vice President

                   Restatement and Amendment #4 to EXHIBIT A
                                     to the
                               Non-Class B Shares
                                Rule 12b-1 Plan

                               MTB GROUP OF FUNDS

                       FUNDS                                      CLASS
MTB Balanced Fund                                             Class A Shares
MTB Equity Income Fund                                        Class A Shares
MTB Equity Index Fund                                         Class A Shares
MTB Income Fund                                               Class A Shares
MTB Intermediate-Term Bond Fund                               Class A Shares
MTB International Equity Fund                                 Class A Shares
MTB Large Cap Growth Fund                                     Class A Shares
MTB Large Cap Growth Fund II                               Undesignated Shares
MTB Large Cap Stock Fund                                      Class A Shares
MTB Large Cap Value Fund                                      Class A Shares
MTB Large Cap Value Fund II                                Undesignated Shares
MTB Managed Allocation Fund - Aggressive Growth               Class A Shares
MTB Managed Allocation Fund - Aggressive Growth II         Undesignated Shares
MTB Managed Allocation Fund - Conservative Growth             Class A Shares
MTB Managed Allocation Fund - Conservative Growth II       Undesignated Shares
MTB Managed Allocation Fund - Moderate Growth                 Class A Shares
MTB Managed Allocation Fund - Moderate Growth II           Undesignated Shares
MTB Maryland Municipal Bond Fund                              Class A Shares
MTB Mid Cap Growth Fund                                       Class A Shares
MTB Mid Cap Stock Fund                                        Class A Shares
MTB Money Market Fund                                        Class A2 Shares
                                                 (formerly Institutional Shares)
MTB Money Market Fund                                         Class S Shares
MTB Money Market Fund                                    Institutional II Shares
MTB Multi Cap Growth Fund                                     Class A Shares
MTB New York Municipal Bond Fund                              Class A Shares
MTB Pennsylvania Municipal Bond Fund                          Class A Shares
MTB Pennsylvania Tax-Free Money Market Fund                   Class A Shares
MTB Pennsylvania Tax-Free Money Market Fund              Institutional II Shares
MTB Prime Money Market Fund                                  CORPORATE SHARES
                                                (formerly: Institutional Shares)
MTB Short Duration Government Bond Fund                       Class A Shares
MTB Short-Term Corporate Bond Fund                            Class A Shares
MTB Small Cap Growth Fund                                     Class A Shares
MTB Small Cap Stock Fund                                      Class A Shares
MTB Tax-Free Money Market Fund                                Class A Shares
MTB Tax-Free Money Market Fund                           Institutional II Shares
MTB U.S. Government Bond Fund                                 Class A Shares
MTB U.S. Government Money Market Fund                         Class A Shares
MTB U.S. Government Money Market Fund                    Institutional II Shares
MTB U.S. Treasury Money Market Fund                           Class S Shares
MTB U.S. Treasury Money Market Fund                      Institutional II Shares
MTB Virginia Municipal Bond Fund                              Class A Shares

       This Amendment #2 to the Plan is adopted by MTB GROUP OF FUNDS with respect to the Class of Shares of the portfolio(s) of the Trust set forth above, to become effective on January 11, 2006.

       This Rule 12b-1 Plan DOES NOT APPLY to the Class A Shares of MTB Money Market Fund, MTB New York Tax-Free Money Market Fund or MTB U.S. Treasury Money Market Fund.

       In compensation for the services provided pursuant to this Plan, ESI will be paid a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the class of Shares of each individual Fund listed above held during the month.

       Witness the due execution hereof this 31st day of August, 2006.


                                        MTB GROUP OF FUNDS


                                        By:
                                        Name:  Judith J. Mackin
                                        Title:  Vice President